UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Enduro Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35333	45-6259461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 852-1422

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

Enduro Resource Partners LLC (“Enduro”), which is the sponsor of Enduro Royalty Trust (the “Trust”), has prepared a presentation titled “Enduro Royalty Trust Investor Update” and intends to post the presentation to the Trust’s website after the Trust issues its February 15, 2013 press release announcing the distribution payable in March 2013. A copy of the presentation is furnished as Exhibit 99.1.

The information included in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1         Enduro Royalty Trust Investor Presentation dated February 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enduro Royalty Trust
	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: February 15, 2013	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Enduro Royalty Trust Investor Presentation dated February 2013.